Exhibit F, Schedule 1 (d)

              Subsidiary Companies That Left the Group during 2004

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     22               2400   Leaving    Abfallwirtschaft Bad Salzungen GmbH                               Germany           37.969
-----------------------------------------------------------------------------------------------------------------------------------
     22               2012   Leaving    Abwasser Paderborner Land GmbH                                    Germany           62.850
-----------------------------------------------------------------------------------------------------------------------------------
     22               2301   Leaving    ARGE Thermische Abfallbehandlungsanlage Altmark                   Germany           74.939
-----------------------------------------------------------------------------------------------------------------------------------
     22               2058   Leaving    BauMix Baustoffe GmbH                                             Germany           50.959
-----------------------------------------------------------------------------------------------------------------------------------
     22               2428   Leaving    BI Industriebesitz und Beteiligungen Bayernwerk AG & Co. OHG      Germany           99.539
-----------------------------------------------------------------------------------------------------------------------------------
     22               2122   Leaving    Biogas Klein Wanzleben GmbH                                       Germany           32.411
-----------------------------------------------------------------------------------------------------------------------------------
     22              20269   Leaving    BKM Breitbandkabel Massbach GmbH                                  Germany           24.609
-----------------------------------------------------------------------------------------------------------------------------------
     22              20412   Leaving    Bockermann Fritze IngenieurConsult GmbH                           Germany           31.425
-----------------------------------------------------------------------------------------------------------------------------------
     22               2133   Leaving    Bremer Energie-Konsens GmbH                                       Germany           24.900
-----------------------------------------------------------------------------------------------------------------------------------
     22              20345   Leaving    Concrete Piles Factory                                           Lithuania          10.600
-----------------------------------------------------------------------------------------------------------------------------------
     22               2445   Leaving    DEL-WATT Kft. i.L.                                                Hungary           92.350
-----------------------------------------------------------------------------------------------------------------------------------
     22              20610   Leaving    E.DIS polska Sp.z o.o.                                            Poland            70.457
-----------------------------------------------------------------------------------------------------------------------------------
     22              20500   Leaving    E.ON Kraftwerke Beteiligungs-GmbH                                 Germany           99.919
-----------------------------------------------------------------------------------------------------------------------------------
     22              20432   Leaving    E.ON Sales & Trading - RWE-Beteiligungs-GmbH                      Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22               2708   Leaving    E.ON Sales and Trading - Union Fenosa Beteiligungs-GmbH           Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22              20335   Leaving    EAM Wasserversorgung GmbH                                         Germany           73.340
-----------------------------------------------------------------------------------------------------------------------------------
     22               2288   Leaving    EMUC b.v.                                                       Netherlands        100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22              20631   Leaving    Energeticka podilnicka, a.s.                                  Czech Republic       100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22               2479   Leaving    Energoreal, s.r.o.                                            Czech Republic        24.000
-----------------------------------------------------------------------------------------------------------------------------------


                                    1 of 11

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                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     22               2481   Leaving    Erdgas Niederbayern GmbH                                          Germany           49.416
-----------------------------------------------------------------------------------------------------------------------------------
     22               2254   Leaving    Erdgastankstelle Hildesheim GmbH                                  Germany           28.200
-----------------------------------------------------------------------------------------------------------------------------------
     22               2485   Leaving    ETO Entsorgungstechnik Oberfranken GmbH                           Germany           98.833
-----------------------------------------------------------------------------------------------------------------------------------
     22                781   Leaving    EWE Aktiengesellschaft                                            Germany           27.440
-----------------------------------------------------------------------------------------------------------------------------------
     22               2509   Leaving    GAW Gesellschaft fur Abwasserwirtschaft mbH                       Germany           99.919
-----------------------------------------------------------------------------------------------------------------------------------
     22              20521   Leaving    green gas trade GmbH                                              Germany           36.910
-----------------------------------------------------------------------------------------------------------------------------------
     22                272   Leaving    HBV Helmstedter Vermogensverwaltungs GmbH                         Germany           99.919
-----------------------------------------------------------------------------------------------------------------------------------
     22              20644   Leaving    HELLUX ELEKTRA, s.r.o.                                        Czech Republic        28.213
-----------------------------------------------------------------------------------------------------------------------------------
     22              20026   Leaving    HGW/WEMAG Polska Energie GmbH (PEG)                               Germany           73.820
-----------------------------------------------------------------------------------------------------------------------------------
     22                 89   Leaving    HKWG Heizkraftwerk Gluckstadt Gesellschaft mit beschrankter       Germany           49.959
                                        Haftung
-----------------------------------------------------------------------------------------------------------------------------------
     22              20349   Leaving    Hotel Electra                                                    Lithuania          10.600
-----------------------------------------------------------------------------------------------------------------------------------
     22              20450   Leaving    HWG Hameln Wohnungsbaugesellschaft mbH                                               <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     22               2068   Leaving    INTERSEROH AG zur Verwertung von Sekundarrohstoffen                                  <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     22               2212   Leaving    Invitel GmbH                                                      Germany           99.919
-----------------------------------------------------------------------------------------------------------------------------------
     22              20639   Leaving    JME-montaze, sro.                                             Czech Republic        43.995
-----------------------------------------------------------------------------------------------------------------------------------
     22              20348   Leaving    Kruonis HPS Construction Company                                 Lithuania          10.600
-----------------------------------------------------------------------------------------------------------------------------------
     22              20632   Leaving    KVINTA podilnicka proud, spol. s.r.o.                         Czech Republic       100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22              20325   Leaving    Nahwarmeversorgung Naumburg GmbH                                  Germany           24.444
-----------------------------------------------------------------------------------------------------------------------------------
     22               2228   Leaving    Nord GbR                                                          Germany           96.190
-----------------------------------------------------------------------------------------------------------------------------------
     22                412   Leaving    Norddeutsche Gesellschaft zur Beratung und Durchfuhrung von       Germany           96.190
                                        Entsorgungsaufgaben bei Kernkraftwerken mbH (Nord GmbH)
-----------------------------------------------------------------------------------------------------------------------------------
     22               2269   Leaving    Oneline AG                                                        Germany           55.000
-----------------------------------------------------------------------------------------------------------------------------------


                                    2 of 11

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                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     22               2589   Leaving    Pfleiderer Energietechnik Verwaltungs-GmbH                        Germany           74.800
-----------------------------------------------------------------------------------------------------------------------------------
     22              20012   Leaving    Pharos Energy Holding France b.v.                               Netherlands        100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22              20014   Leaving    Pharos Energy Ireland Cork b.v.                                 Netherlands        100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22              20013   Leaving    Pharos Energy Ireland Holding b.v.                              Netherlands        100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22              20015   Leaving    Pharos Energy United Kongdom Holding b.v.                       Netherlands        100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22               2592   Leaving    Plzenska Teplarenska, a.s.                                    Czech Republic        15.680
-----------------------------------------------------------------------------------------------------------------------------------
     22              20387   Leaving    Regionalverkehr Hameln-Pyrmont GmbH                               Germany           62.850
-----------------------------------------------------------------------------------------------------------------------------------
     22               2613   Leaving    S.E.L.M. Instalati S.R.L. Societate Romana-Germana                Romania           49.100
-----------------------------------------------------------------------------------------------------------------------------------
     22               2624   Leaving    SEG Starkstromenergetic GmbH                                  Czech Republic        49.100
-----------------------------------------------------------------------------------------------------------------------------------
     22               2625   Leaving    SEKV, spol. s.r.o.                                            Czech Republic        49.100
-----------------------------------------------------------------------------------------------------------------------------------
     22               2626   Leaving    Severoceska energetika, a.s. (SCE)                                                   <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     22               2747   Leaving    Severomoravska Energetika, a.s. (SME)                         Czech Republic        30.290
-----------------------------------------------------------------------------------------------------------------------------------
     22                364   Leaving    Sitrans Speditions- und Transportgesellschaft mbH                 Germany           99.919
-----------------------------------------------------------------------------------------------------------------------------------
     22               3058   Leaving    Sitrans Speditions- und Transportgesellschaft mbH Erfurt          Germany           99.919
-----------------------------------------------------------------------------------------------------------------------------------
     22               2633   Leaving    Solar-Wasserstoff-Bayern GmbH                                     Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     22               2635   Leaving    Sporl GmbH & Co Breitbandkabel KG                                 Germany           98.833
-----------------------------------------------------------------------------------------------------------------------------------
     22               2636   Leaving    Sporl Verwaltungs-GmbH                                            Germany           98.833
-----------------------------------------------------------------------------------------------------------------------------------
     22              20041   Leaving    StrelaGas - Stralsunder Gas- und Warme GmbH                       Germany           27.478
-----------------------------------------------------------------------------------------------------------------------------------
     22              20303   Leaving    Stromversorgung Wismar GmbH                                       Germany           34.524
-----------------------------------------------------------------------------------------------------------------------------------
     22              20145   Leaving    Sydkraft Varme Vannas AB                                          Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     22               2687   Leaving    UWU Mediendienste GmbH                                            Germany           98.833
-----------------------------------------------------------------------------------------------------------------------------------


                                    3 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     22              20342   Leaving    Vakaru Skirstomieji Tinklai                                      Lithuania          14.620
-----------------------------------------------------------------------------------------------------------------------------------
     22              20256   Leaving    Vereinigung der Gesellschafter der Erdgas Niederbayern GmbH       Germany           49.416
                                        GbR
-----------------------------------------------------------------------------------------------------------------------------------
     22              20255   Leaving    Vereinigung der Gesellschafter der Gasversorgung Ostbayern        Germany           64.241
                                        GmbH GbR
-----------------------------------------------------------------------------------------------------------------------------------
     22               2303   Leaving    Versorgungsbetriebe Celle Beteiligungs-GmbH i.L.                  Germany           42.333
-----------------------------------------------------------------------------------------------------------------------------------
     22               3039   Leaving    Viking Cable AS                                                   Norway            50.000
-----------------------------------------------------------------------------------------------------------------------------------
     22              20539   Leaving    Villamos Szerelesi Kft.                                           Hungary           97.531
-----------------------------------------------------------------------------------------------------------------------------------
     22              20587   Leaving    WasserUnion GmbH                                                  Germany           36.670
-----------------------------------------------------------------------------------------------------------------------------------
     22               2175   Leaving    WGS Wasser-Gas-Service GmbH                                       Germany           17.640
-----------------------------------------------------------------------------------------------------------------------------------
     31              20622   Leaving    Casalasco Gas S.r.l.                                               Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20621   Leaving    Casalasco Metano S.p.A.                                            Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31               1681   Leaving    ELSTER RUSGAS Pribor                                              Russia            86.274
-----------------------------------------------------------------------------------------------------------------------------------
     31               2461   Leaving    Energas S.p.A.                                                     Italy            96.356
-----------------------------------------------------------------------------------------------------------------------------------
     31              20566   Leaving    Energas Sudgas S.r.l.                                              Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20562   Leaving    Erogas S.p.A.                                                      Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31               1686   Leaving    ESC Energie Service Center GmbH & Co. KG                          Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     31               1687   Leaving    ESC-Energie Service Center Verwaltungs-GmbH                       Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     31               1688   Leaving    ETG Energie-Transfer GmbH i. L.                                   Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     31               1884   Leaving    EVA-Beteiligungs- und Verwaltungsgesellschaft Ausserfern          Austria           26.000
                                        Ges.m.b.H.
-----------------------------------------------------------------------------------------------------------------------------------
     31               1691   Leaving    EVA-Erdgasversorgung Ausserfern Ges.m.b.H. & Co. KG               Austria           26.000
-----------------------------------------------------------------------------------------------------------------------------------
     31                203   Leaving    EVS-Gasversorgung Sud GmbH                                        Germany           26.976
-----------------------------------------------------------------------------------------------------------------------------------
     31               1693   Leaving    Ferngas Salzgitter GmbH                                           Germany           59.143
-----------------------------------------------------------------------------------------------------------------------------------


                                    4 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     31              20572   Leaving    Finberg S.r.l.                                                     Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31                336   Leaving    FSG-Holding GmbH                                                  Germany           80.569
-----------------------------------------------------------------------------------------------------------------------------------
     31                414   Leaving    Gasbetriebe GmbH                                                  Germany           96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20068   Leaving    Gasversorgung Sachsen Ost GmbH                                    Germany           37.574
-----------------------------------------------------------------------------------------------------------------------------------
     31              20615   Leaving    Ges.Fin. S.r.l.                                                    Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31               1722   Leaving    Harterei VTN Witten GmbH                                          Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     31               1732   Leaving    IGA-Belgium N.V.                                                  Belgium           85.000
-----------------------------------------------------------------------------------------------------------------------------------
     31              20571   Leaving    Imetan S.r.l.                                                      Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31               1749   Leaving    Instromet Patrimonium B.V.                                      Netherlands        100.000
-----------------------------------------------------------------------------------------------------------------------------------
     31               1764   Leaving    Ipsam N.V.                                                        Belgium          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     31              20618   Leaving    La Metanifera Lodigiana S.r.l.                                     Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20614   Leaving    Metancastano S.p.A.                                                Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20616   Leaving    Metancastano S.r.l.                                                Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20567   Leaving    Metanifera Sommese S.r.l.                                          Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20619   Leaving    Metano impianti S.p.A.                                             Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31               1798   Leaving    METRETEK TECHNOLOGIES, INC.                                                          <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     31               1883   Leaving    Moravske naftove doly, a.s. (MND)                                                    <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     31               1800   Leaving    MVV Energie AG                                                    Germany           15.050
-----------------------------------------------------------------------------------------------------------------------------------
     31               1801   Leaving    Naturgass Vest AS                                                 Norway            14.040
-----------------------------------------------------------------------------------------------------------------------------------
     31              20570   Leaving    Nova Gas S.r.l.                                                    Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20573   Leaving    Orobica Gas S.p.A.                                                 Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------


                                    5 of 11

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                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     31               1814   Leaving    Pipeline Engineering Gesellschaft fur Planung, Bau und            Germany          100.000
                                        Betriebsuberwachung von Fernleitungen mbH
-----------------------------------------------------------------------------------------------------------------------------------
     31              20397   Leaving    Samest S.r.l.                                                      Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31               1853   Leaving    Suddeutsche Erdgas Transport Gesellschaft mbH                     Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     31              20241   Leaving    Sudgas S.p.A.                                                      Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20600   Leaving    Sudgas Trading S.r.l.                                              Italy            96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31               1854   Leaving    Sudrohrbau Saudi Arabia Ltd.                                                         <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     31              20661   Leaving    ThuBet Ostsachsen GmbH                                            Germany           96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31              20055   Leaving    Thuga Beteiligungen Aktiengesellschaft                            Germany           96.346
-----------------------------------------------------------------------------------------------------------------------------------
     31               3071   Leaving    VNG AG                                                            Germany           42.100
-----------------------------------------------------------------------------------------------------------------------------------
     25               5582   Leaving    PT Jawa Power                                                    Indonesia          35.000
-----------------------------------------------------------------------------------------------------------------------------------
     25               5564   Leaving    PT Powergen Jawa Timur                                           Indonesia         100.000
-----------------------------------------------------------------------------------------------------------------------------------
     23              20220   Leaving    Acton energy GmbH                                                 Germany           27.585
-----------------------------------------------------------------------------------------------------------------------------------
     23              20231   Leaving    Delemark & Stromberg Debinfo AB                                                      <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     23              20210   Leaving    Elektra Energihandel A/S                                          Denmark           18.206
-----------------------------------------------------------------------------------------------------------------------------------
     23              20151   Leaving    Enista AB                                                         Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20355   Leaving    Espower AB                                                        Sweden            65.560
-----------------------------------------------------------------------------------------------------------------------------------
     23              20474   Leaving    FleetPartner Nordic AB                                            Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20218   Leaving    Frederikstad Energinett AS                                        Norway            19.309
-----------------------------------------------------------------------------------------------------------------------------------
     23              20217   Leaving    Frederikstad Energiverk AS                                        Norway            27.033
-----------------------------------------------------------------------------------------------------------------------------------
     23              20219   Leaving    Frederikstad Fjernvarme AS                                        Norway            19.309
-----------------------------------------------------------------------------------------------------------------------------------
     23              20362   Leaving    Helsingin Seudun Lampovoima Oy                                                       <10 %
-----------------------------------------------------------------------------------------------------------------------------------


                                    6 of 11

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                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     23              20360   Leaving    Kobbholm Kraft AS                                                 Norway            29.502
-----------------------------------------------------------------------------------------------------------------------------------
     23              20519   Leaving    Mjolby Svartadalens Energi AB                                                        <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     23              20103   Leaving    Nora Bergsslags Energi AB                                         Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20092   Leaving    Nora Energi AB                                                    Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20101   Leaving    Osternarkes Kraft AB                                              Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20480   Leaving    Ostfold Innovasjon AS                                             Norway            18.371
-----------------------------------------------------------------------------------------------------------------------------------
     23              20126   Leaving    Ostgas AB                                                         Sweden            19.309
-----------------------------------------------------------------------------------------------------------------------------------
     23              20645   Leaving    Prvni energeticka, a.s.                                       Czech Republic        16.083
-----------------------------------------------------------------------------------------------------------------------------------
     23              20490   Leaving    Sodra Sveriges Fastbransle AB                                                        <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     23              20529   Leaving    Sveagas AB                                                                           <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     23              20582   Leaving    Svenska Energibolagens Forvaltnings AB                                               <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     23              20099   Leaving    Sydkraft Elnat Billeberga AB                                      Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20625   Leaving    Sydkraft Nat Sperlingsholm AB                                     Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20228   Leaving    Sydkraft ServicePartner AB                                        Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20506   Leaving    Sydkraft Varme Harjedalens AB                                     Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20581   Leaving    Sydkraft Varme Nordmaling AB                                      Sweden            55.170
-----------------------------------------------------------------------------------------------------------------------------------
     23              20611   Leaving    Tjanstestaden AB                                                  Sweden            27.585
-----------------------------------------------------------------------------------------------------------------------------------
     26               5680   Leaving    Excalibur Development LLC                                    United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5804   Leaving    Genscape Inc.                                                                        <10 %
-----------------------------------------------------------------------------------------------------------------------------------
     26               5787   Leaving    KU Receivables LLC                                           United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5668   Leaving    KW Tarifa, S.A.                                                    Spain            45.900
-----------------------------------------------------------------------------------------------------------------------------------


                                    7 of 11

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                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     26               5663   Leaving    LG&E Australia Pty Limited                                       Australia         100.000
-----------------------------------------------------------------------------------------------------------------------------------
     26               5652   Leaving    LG&E Energy Privatization Services Inc                       United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5785   Leaving    LG&E Energy Settlements Inc                                  United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5700   Leaving    LG&E Power 21 Incorporated                                   United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5797   Leaving    LG&E Power 21 LP                                             United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5701   Leaving    LG&E Power 21 Wind Incorporated                              United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5723   Leaving    LG&E Power Monroe LLC                                        United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5789   Leaving    LG&E Receivables LLC                                         United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5720   Leaving    LQ GP, LLC                                                   United States Of       50.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5719   Leaving    LQC LP, LLC                                                  United States Of       33.334
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5717   Leaving    Windpower Partners 1994, LP                                  United States Of       25.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5678   Leaving    WKE Facilities Corp                                          United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     26               5782   Leaving    Woodlands Technology, LLC                                    United States Of       15.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     61                553   Leaving    CONTEGA Bautechnik GmbH                                           Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     61               8004   Leaving    Emscher-Lippe-Agentur (ELA) Gesellschaft zur                                         <10 %
                                        Strukturverbesserung im nordlichen Ruhrgebiet mit
                                        beschrankter Haftung
-----------------------------------------------------------------------------------------------------------------------------------
     61               8047   Leaving    Friedrich-Ebert-Allee Bonn GbR                                    Germany           25.000
-----------------------------------------------------------------------------------------------------------------------------------
     61                197   Leaving    Knorr Prandell GmbH                                               Germany           49.000
-----------------------------------------------------------------------------------------------------------------------------------
     61               8038   Leaving    Projektentwicklungsgesellschaft Pro Zentrum Selm mbH              Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     61               8021   Leaving    TREUCONSULT Immobilien GmbH                                       Germany           35.000
-----------------------------------------------------------------------------------------------------------------------------------
     61               6448   Leaving    Viterra Sicherheit + Service Ges.m.b.H. i.L.                      Austria          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     61               6465   Leaving    Wohnanlage Rostock-J.-Kepler-Strasse GbR                          Germany           99.500
-----------------------------------------------------------------------------------------------------------------------------------
     61               6443   Leaving    Wohnanlage Wittenberg-Apollensdorf GbR                            Germany           99.500
-----------------------------------------------------------------------------------------------------------------------------------


                                    8 of 11

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                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     61               8041   Leaving    Wohnwert-Park Bruhl Grundstucksentwicklungs-GmbH                  Germany           99.000
-----------------------------------------------------------------------------------------------------------------------------------
     11               8701   Leaving    CC Metals & Alloys Inc.                                      United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     11               3227   Leaving    EBV Verwaltungs GmbH                                              Germany          100.000
-----------------------------------------------------------------------------------------------------------------------------------
     11               8707   Leaving    ILSE Feldesbesitz GmbH                                            Germany           99.000
-----------------------------------------------------------------------------------------------------------------------------------
     11               8711   Leaving    RHI AG                                                            Austria           10.000
-----------------------------------------------------------------------------------------------------------------------------------
     11                114   Leaving    VEBA FUNDING INC.                                            United States Of      100.000
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     11               8736   Leaving    VR Telecommunications international GmbH                          Germany           51.250
-----------------------------------------------------------------------------------------------------------------------------------
     44                441   Leaving    N.V. Huls Benelux S.A.                                            Belgium           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44                445   Leaving    Huls-Nederland B.V.                                             Netherlands         46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44                455   Leaving    Huls Singapore Pte. Ltd. (i.L.)                                  Singapore          46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               1019   Leaving    HEXORAN Co. Ltd.                                              United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4053   Leaving    Stockhausen Verwaltungs-GmbH                                      Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4137   Leaving    BRAGUSSA Produtos Quimicos Ltda.                                  Brazil            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4677   Leaving    Ogussa Ljubljana d.o.o. (i.L.)                                   Slovenia           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4699   Leaving    Mosamex S.A. de C.V.                                              Mexico            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4700   Leaving    Wesamex S.A. de C.V.                                              Mexico            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4745   Leaving    SKW Stahl-Technik Verwaltungs GmbH                                Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4746   Leaving    Nippon Microtherm Co., Ltd.                                        Japan            31.002
-----------------------------------------------------------------------------------------------------------------------------------
     44               4747   Leaving    Microtherm International Ltd.                                 United Kingdom        16.275
-----------------------------------------------------------------------------------------------------------------------------------
     44               4851   Leaving    Bilstar Limited                                               United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------


                                    9 of 11

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                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     44               4861   Leaving    Laporte Semilab Ltd.                                          United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4913   Leaving    GD Holmes Ltd.                                                United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4914   Leaving    Wendstone Chemicals Ltd.                                      United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4929   Leaving    Perchem Limited                                               United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4932   Leaving    Laporte Automotive Limited                                    United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4940   Leaving    Peroxide Chemie Ltd. (dormant)                                United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4943   Leaving    Laporte Nederlands Antilles NV                                  Netherlands         46.500
                                                                                                         Antilles
-----------------------------------------------------------------------------------------------------------------------------------
     44               4944   Leaving    General Purpose Vessels Ltd.                                  United Kingdom        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4947   Leaving    Dural Polymers Canada Ltd.                                        Canada            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8100   Leaving    Affival S.A.                                                      France            46.495
-----------------------------------------------------------------------------------------------------------------------------------
     44               8125   Leaving    Conica Technik GmbH                                               Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8131   Leaving    Denain Anzin Metallurgie S.A.S                                    France            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8234   Leaving    Meges Boya Sanayi Ve Ticaret A.S.                                 Turkey            35.089
-----------------------------------------------------------------------------------------------------------------------------------
     44               8236   Leaving    Metallwerk GmbH                                                   Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8257   Leaving    Procyan GmbH                                                      Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8270   Leaving    Stollberg & Samil Co. Ltd.                                    Korea, Rep. of        23.250
                                                                                                           South
-----------------------------------------------------------------------------------------------------------------------------------
     44               8311   Leaving    SKW France S.A.                                                   France            46.454
-----------------------------------------------------------------------------------------------------------------------------------
     44               8317   Leaving    SKW Korea Chusik Hosea Ltd.(i.L.)                             Korea, Rep. of        46.500
                                                                                                           South
-----------------------------------------------------------------------------------------------------------------------------------
     44               8344   Leaving    Stollberg GmbH                                                    Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8345   Leaving    Stollberg Inc.                                               United States Of       46.500
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     44               8351   Leaving    Tecpro Corporation                                           United States Of       46.500
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------


                                    10 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                    State of    Stake related
Teilkonzern-ID  Company-ID   Leaving    Name of Company                                                organization     to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
     44               8354   Leaving    Goldschmidt Austria Gesellschaft m.b.H.                           Austria           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8380   Leaving    Stollberg Do Brasil Ltda.                                         Brazil            46.495
-----------------------------------------------------------------------------------------------------------------------------------
     44               8381   Leaving    Stollberg India Pvt. Ltd.                                          India            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8383   Leaving    Affival Inc.                                                 United States Of       46.500
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     44               8384   Leaving    Affival do Brasil Ltda.                                           Brazil            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8385   Leaving    Affival KK                                                         Japan            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8408   Leaving    Affival Korea Co Ltd.                                         Korea, Rep. of        46.500
                                                                                                           South
-----------------------------------------------------------------------------------------------------------------------------------
     44               8422   Leaving    Degussa Health & Nutrition Argentina S.A.                        Argentina          46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8450   Leaving    SKW La Roche de Rame SAS                                          France            46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8457   Leaving    BioPlayer Corp.                                              United States Of       10.230
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     44               8474   Leaving    Goldschmidt Foreign Sales Corporation                        United States Of       46.500
                                                                                                          America
-----------------------------------------------------------------------------------------------------------------------------------
     44               8475   Leaving    Corsagru S.A. (i.L.)                                              France            16.591
-----------------------------------------------------------------------------------------------------------------------------------
     44               8481   Leaving    SKW Giesserei-Technik Verwaltungs GmbH                            Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8482   Leaving    Woermann Bohemia s.r.o.                                       Czech Republic        46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8484   Leaving    SKW Giesserei-Technik GmbH & Co. KG                               Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               8485   Leaving    SKW Stahl-Technik GmbH & Co. KG                                   Germany           46.500
-----------------------------------------------------------------------------------------------------------------------------------
     44               4833   Leaving    Laporte Holdings Antilles BV                                    Netherlands         46.500
                                                                                                         Antilles
-----------------------------------------------------------------------------------------------------------------------------------
     44               8183   Leaving    Jamshedpur Injection Powder Limited                                India            14.043
-----------------------------------------------------------------------------------------------------------------------------------


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